Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-A

KEY PERFORMANCE FACTORS
May 31, 1998



Expected B Maturity 3/17/2003


Blended Coupon 5.8093%


Excess Protection Level
3 Month Average   4.60%
May, 1998   4.96%
April, 1998   4.23%
March, 1998  N/A


Cash Yield17.95%


Investor Charge Offs 5.01%


Base Rate 7.97%


Over 35 Day Delinquency 5.17%


Seller's Interest13.80%


Total Payment Rate13.68%


Total Principal Balance$35,599,996,121.04


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,911,601,602.55